UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. 1)

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☐	Soliciting Material Pursuant to §240.14a-12

COPART, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Additional Material for Proxy Statement
Dated November 14, 2016
This material amends and supplements our definitive proxy statement filed with the Securities and Exchange Commission on November 14, 2016 (the “2016 Proxy Statement”) relating to the Annual Meeting of Stockholders of Copart, Inc. (the “Annual Meeting”), to be held on December 16, 2016 at 8:00 a.m., Central time, at Copart’s corporate headquarters located at 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

On November 15, 2016 Copart, Inc. determined that the reported beneficial ownership of A. Jayson Adair, Director and Chief Executive Officer, in the 2016 Proxy Statement was incorrect. Mr. Adair’s beneficial ownership should have been reported as 5,626,584 shares as opposed to 5,623,944 shares as of October 25, 2016.

Additionally, on December 6, 2016 Copart, Inc. determined that the reported beneficial ownership of Thomas N. Tryforos, Director, in the 2016 Proxy Statement was incorrect. Mr. Tryforos’ beneficial ownership should have been reported as 412,272 shares as opposed to 412,262 shares as of October 25, 2016.

Additionally, on December 13, 2016 Copart, Inc. determined that the reported beneficial ownership of all directors and executive officers as a group in the 2016 Proxy Statement was incorrect. The beneficial ownership of all directors and executive officers as a group should have been reported as 19,401,924 shares as opposed to 20,146,383 as of October 25, 2016.

Copart has corrected the reported beneficial ownership for Mr. Adair, Mr. Tryforos, and all officers and directors as a group and updated the following table to reflect the most recently available information as of October 25, 2016. This information supersedes the table and related footnotes previously reported on pages 54 and 55 of the 2016 Proxy Statement.

By:	/s/ Gregory R. DePasquale
Gregory R. DePasquale
Senior Vice President, General Counsel and Secretary

SECURITY OWNERSHIP

The following table sets forth certain information known to us regarding the ownership of our common stock as of October 25, 2016 by (i) all persons known by us to be beneficial owners of 5% or more of our common stock; (ii) each of our current directors and nominees for director; (iii) any other named executive officers (as defined in the section of this Proxy Statement entitled “Executive Compensation - Summary Compensation Table”); and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined based on SEC rules and includes certain stock options exercisable within sixty days of October 25, 2016. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Total Shares Outstanding(2)
5% or more beneficial owners, executive officers and directors:
The Vanguard Group (3)	7,459,624	6.5%
BlackRock, Inc. (4)	7,271,589	6.4%
Lazard Asset Management LLC (5)	6,935,526	6.1%
Willis J. Johnson (6)	10,663,513	9.3%
A. Jayson Adair (7)	5,626,584	4.9%
Matt Blunt (8)	50,000	*
Vikrant Bhatia (9)	45,667	*
Steven D. Cohan (10)	180,012	*
Daniel J. Englander (11)	536,170	*
William E. Franklin (12)	510,141	*
Jeffrey Liaw (13)	—	*
James E. Meeks (14)	169,703	*
Vincent W. Mitz (15)	1,138,520	1%
Rama Prasad (16)	69,342	*
Thomas N. Tryforos (17)	412,272	*
All directors and executive officers as a group (12 persons) (18)	19,401,924	16.4%
____________________

*	Represents less than 1% of our outstanding common stock.

(1)	Unless otherwise set forth in these footnotes, the mailing address for each of the persons listed in this table is: c/o Copart, Inc., 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254.

(2)	Based on 114,511,198 shares outstanding as of October 25, 2016.

(3)
Includes 85,340 shares as to which The Vanguard Group (“Vanguard”) and its affiliates have sole voting power, 7,381,640 shares as to which Vanguard and its affiliates have sole dispositive power, and 77,984 shares as to which Vanguard and its affiliates have shared dispositive power. Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 10, 2016. The address of Vanguard and its affiliates is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)
Includes 6,869,225 shares as to which BlackRock, Inc. (“BlackRock”) and its affiliates have sole voting power, and 7,271,589 shares as to which BlackRock and its affiliates have sole dispositive power. Beneficial ownership information is based on a Schedule 13G filed with the SEC on January 26, 2016. The address of BlackRock and its affiliates is 55 East 52nd Street, New York, NY 10055.

(5)
Information obtained from a report on Form 13F-HR filed by Lazard Asset Management LLC with the SEC on August 15, 2016. Based on that filing, Lazard Asset Management Ltd., an institutional investment manager affiliated with Lazard Asset Management LLC maintains the sole power to vote 38,802 shares and has no power to vote 74,901 shares, and Lazard Asset Management LLC maintains the sole power to vote 3,977,110 shares and has no power to vote 2,844,713 shares. The principal address for Lazard Asset Management LLC is 30 Rockefeller Plaza 55th Floor, New York, NY 10112.

(6)
Includes 7,395,645 shares held by the Willis J. Johnson and Reba J. Johnson Revocable Trust DTD 1/16/1997, for which Mr. Johnson and his wife are trustees and 1,328,978 shares held by the Reba Family Limited Partnership II, for which Mr. Johnson and his wife are the general partners and 1,878,890 shares held directly by Willis J. Johnson. Also includes options to acquire 60,000 shares of common stock held by Mr. Johnson that are exercisable within sixty days after October 25, 2016.

(7)
Includes 3,985,083 shares held by the A. Jayson Adair and Tammi L. Adair Revocable Trust, for which Mr. Adair and his wife are trustees, 24,834 shares held by irrevocable trusts for the benefit of members of Mr. Adair’s immediate family and 550,000 shares held by JTGJ Investments, LP, a Texas limited partnership. Mr. Adair disclaims beneficial ownership of the shares held by JTGJ Investments, LP, except to the extent of his pecuniary interest. Also includes options to acquire 1,066,667 shares of common stock held by Mr. Adair that are exercisable within sixty days after October 25, 2016.

(8)	Includes options to acquire 50,000 shares of common stock held by Mr. Blunt that are exercisable within sixty days after October 25, 2016.

(9)	Includes 5,000 shares held directly and options to acquire 40,167 shares of common stock held by Mr. Bhatia that are exercisable within sixty days after October 25, 2016.

(10)
Includes 12 shares held by the Cohan Revocable Trust U/A DTD 01/17/1996 and options to acquire 180,000 shares of common stock held by Mr. Cohan that are exercisable within sixty days after October 25, 2016.

(11)
Includes 199,900 held by Ursula Capital Partners, for which Mr. Englander is the sole general partner, 2,450 shares held by trusts for the benefit of members of Mr. Englander’s immediately family and 33,820 shares held directly by Mr. Englander. Mr. Englander disclaims beneficial ownership of the shares held by Ursula Capital Partners except to the extent of his pecuniary interest therein. Also includes options to acquire 300,000 shares of common stock held by Mr. Englander that are exercisable within sixty days after October 25, 2016.

(12)	Includes 8,058 shares held directly and options to acquire 502,083 shares of common stock held by Mr. Franklin that are exercisable within sixty days after October 25, 2016.

(13)	No options held by Mr. Liaw are exercisable within sixty days after October 25, 2016.

(14)	Includes options to acquire 169,703 shares of common stock held by Mr. Meeks that are exercisable within sixty days after October 25, 2016.

(15)
Includes 123,830 shares held directly and 114,690 shares held by the VWM Investment Trust and options to acquire 900,000 shares of common stock held by Mr. Mitz that are exercisable within sixty days after October 25, 2016.

(16)	Includes 5,675 shares held directly and options to acquire 63,667 shares of common stock held by Mr. Prasad that are exercisable within sixty days after October 25, 2016.

(17)
Includes 251,344 shares held by Elias Charles & Co. LLC, of which Mr. Tryforos is a member. Mr. Tryforos disclaims beneficial ownership of the shares held by Elias Charles & Co. LLC except to the extent of his pecuniary interest. Also includes 20,928 shares owned by others, for which Mr. Tryforos has shared dispositive power, but no voting power.  Mr. Tryforos disclaims beneficial ownership of the shares owned by others. Also includes options to acquire 140,000 shares of common stock held by Mr. Tryforos that are exercisable within sixty days after October 25, 2016.

(18)
Includes 15,926,987 shares and options to acquire 3,472,287 shares of common stock held by all executive officers and directors as a group that are exercisable within sixty days after October 25, 2016.

All information set forth in the 2016 Proxy Statement, as supplemented by the information above, remains accurate in all material respects and should be considered in casting your vote by proxy or at the Annual Meeting.

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